Exhibit VII

 SEC report as at June 30, 2023 | 1  SEC report  as at and for the six-month period ended June 30, 2023  Financial Statements filed with the U.S. Securities and Exchange Commission

 2 | SEC report as at June 30, 2023  Unaudited Condensed Semi-Annual Financial Statements as at and for the six-month period ended June 30, 2023 SEC Filing

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2023 UNDER IFRS (in EUR ‘000)  ASSETS 30.06.2023 31.12.2022 LIABILITIES AND EQUITY 30.06.2023 31.12.2022  (Unaudited) (Unaudited)  1. Cash in hand, balances with central banks and post 1. Amounts owed to credit institutions  office banks 111 210 112 703 a) repayable on demand 748 926 2 371 014  b) with agreed maturity or pe riods of notice 1 537119 3 071 698  2. Trea sury bills and other bills elig ible for refinancing with central 2 286 045 5 442 712  banks 30 501 456 21 620 352  2. Amounts owed to customers  3. Loans and advances to credit institutions a) repayable on demand 1 503 723 1 4331 17  a) repayable on demand 889 561 984 212 b) with agreed maturity or periods of notice 90 469 57 637  b) other loans and advances 65 946 274 64 218218 1 594192 1 490 754  c) loans 90 206 372 91 623 813  d) impairment on loans and advances, net of reversals • 44 214 • 32 444  156 997 993 156 793 799 3. Debts evidenced by certificates  a) debt securities in issue 419 079 558 407 336 160  4. Loans and advances to customers b) others 9 722 580 10 081 802  a) other loans and advances 55 609 125 976 428 802 138 417 417 962  b) loans 321 891 821 321 262 627  c) impairment on loans and advances, net of reversals • 486 822 • 295 939 4. Derivative liab111ties 40 701 266 43 757 867  321 460 608 321 092 664  5. Other liabilities 5 077 192 5 040 120  5. Debt securities including fixed-income securities  a) issued by public bodies 4 918 840 4 443 133 6. Deferred income 500 508 479 339  b) issued by other borrowers 5 759 847 6 539 924  10 678 687 10 983 057 7. Provisions  a) pension plans and health insurance scheme 5 851 459 5 722 781  6. Shares and other variable-yield securities 19 431 649 18 892 954 b) provisions for guarantees issued and commitments 69 546 48 537  5 921 005 5 771 318  7. Derivative assets 31 588 831 35 044 316 TOTAL LIABILITIES 484 882 346 479 400 072  8. Property, furniture and equipment 394 531 344 591 8. Capital  a) subscribed 248 795 607 248 795 607  9. Intangible assets 82189 70 167 b) uncalled • 226 604 892 • 226 604 892  22 190 715 22 190 715  10. Other assets 273193 223 367  9. Reserves  11 . Subscribed capita l and reserves, called but not paid 649 588 811 264 a) reserve fund 24 879 561 24 879 561  b) additional reserves 24 680 141 22 998 138  12. Prepayments 253 099 2861 31 c) fa ir value reserve 1 021 415 750 044  d) special activities rese rve 111 94 601 10 303 216  e) general loan reserve 1 883 372 2 11 5966  63 659 090 61 046 925  10. Profit for the financial period/year 357 438 2 326 985  Total equity attributable to the equity holders of the Bank 86 207 243 85 564 625  11 . Non-controlling interests 1 333 445 1 310 668  TOTAL EQUITY 87 540 688 86 875 293  TOTAL ASSETS 572 423 034 566 275 365 TOTAL LIABILITIES AND EQUITY 572 423 034 566 275 365 SEC report as at June 30, 2023 | 3

EIB GROUP CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2023 UNDER IFRS
(in EUR '000)

			H1 2023 (Unaudited)		H1 2022 (Unaudited)		YE 2022
1.	Interest and similar income		14 003 344		10 397 408		18 309 260
2.	Interest expense and similar charges		- 12 549 070		- 9 004 829		- 15 623 347
3.	Income from shares and other variable-yield securities		330 692		335 154		672 023
4.	Fee and commission income		273 448		303 157		670 069
5.	Fee and commission expense		- 186 297		- 188 617		- 383 216
6.	Result on financial operations		- 579 650		- 2 442		240 240
7.	Net other operating income and expense		1 155		- 3 103		10 477
8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 220 567		- 20 370		41 499
9.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		- 214		893		1 240
10.	General administrative expenses						
	a) staff costs	- 507 072		- 474 333		- 1 174 273	
	b) other administrative expenses	- 135 834		- 100 936		- 306 561	
			- 642 906		- 575 269		- 1 480 834
11.	Depreciation and amortisation: property, furniture and equipment and intangible assets						
	a) property, furniture and equipment	- 31 758		- 34 726		- 76 360	
	b) intangible assets	- 11 806		- 7 665		- 29 696	
			- 43 564		- 42 391		- 106 056
12.	Profit for the financial period/year		386 371		1 199 591		2 351 355
	Attributable to:						
	Non-controlling interests		28 933		18 447		24 370
	Equity holders of the Bank		357 438		1 181 144		2 326 985

EIB GROUP CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2023 UNDER IFRS
(in EUR '000)

	H1 2023 (Unaudited)	H1 2022 (Unaudited)	YE 2022
Profit for the financial period/year	386 371	1 199 591	2 351 355
Other comprehensive income			
Items that will never be reclassified to profit or loss:			
Remeasurements of defined benefit liability	49 953	3 974 453	3 395 787
Changes in fair value attributable to change in the own credit risk of financial liabilities designated at the FVO - fair value reserve	196 019	192 129	230 741
Net gains / losses on investment in equity instruments designated at FVOCI	50 107	- 60 667	- 50 349
Items that are or may be reclassified to profit or loss:			
Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve	29 509	- 12 894	4 800
Changes in fair value attributable to the cash flow hedging derivatives - fair value reserve	- 3 853	0	0
Total other comprehensive income	321 735	4 093 021	3 580 979
Total comprehensive income	708 106	5 292 612	5 932 334
Attributable to:			
Non-controlling interests	30 474	165 832	162 205
Equity holders of the Bank	677 632	5 126 780	5 770 129

4 | SEC report as at June 30, 2023

EIB GROUP CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)

For the half year ended June 30, 2023	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period/year before appropriation	Total	Non-controlling interests	Total consolidated equity
Balance at January 1, 2022	**248 795 607**	**- 226 604 892**	**24 879 561**	**9 736 449**	**575 725**	**12 152 954**	**2 021 337**	**8 277 324**	**79 834 065**	**1 188 969**	**81 023 034**
Comprehensive income											
Profit for the financial period/year	0	0	0	0	0	0	0	2 326 985	2 326 985	24 370	2 351 355
Other comprehensive income	0	0	0	3 257 952	185 192	0	0	0	3 443 144	137 835	3 580 979
Total comprehensive income	**0**	**0**	**0**	**3 257 952**	**185 192**	**0**	**0**	**2 326 985**	**5 770 129**	**162 205**	**5 932 334**
Appropriation of prior year's result	**0**	**0**	**0**	**10 032 433**	**0**	**- 1 849 738**	**94 629**	**- 8 277 324**	**0**	**0**	**0**
Other	0	0	0	- 28 696	- 10 873	0	0	0	- 39 569	0	- 39 569
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	- 40 506	- 40 506
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 40 506**	**- 40 506**
Balance at December 31, 2022	**248 795 607**	**- 226 604 892**	**24 879 561**	**22 998 138**	**750 044**	**10 303 216**	**2 115 966**	**2 326 985**	**85 564 625**	**1 310 668**	**86 875 293**
Comprehensive income											
Profit for the financial period/year	0	0	0	0	0	0	0	357 438	357 438	28 933	386 371
Other comprehensive income	0	0	0	48 412	271 782	0	0	0	320 194	1 541	321 735
Total comprehensive income	**0**	**0**	**0**	**48 412**	**271 782**	**0**	**0**	**357 438**	**677 632**	**30 474**	**708 106**
Appropriation of prior year's result	**0**	**0**	**0**	**1 668 194**	**0**	**891 385**	**- 232 594**	**- 2 326 985**	**0**	**0**	**0**
Other	0	0	0	- 34 603	- 411	0	0	0	- 35 014	0	- 35 014
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	- 7 697	- 7 697
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 7 697**	**- 7 697**
Balance at June 30, 2023 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**24 680 141**	**1 021 415**	**11 194 601**	**1 883 372**	**357 438**	**86 207 243**	**1 333 445**	**87 540 688**

SEC report as at **June 30, 2023** | 5

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2023 UNDER IFRS (in EUR '000)

	H1 2023 (Unaudited)	H1 2022 (Unaudited)	2022
A. Cash flows from operating activities:			
Profit for the financial period/year	**386 371**	**1 199 591**	**2 351 355**
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	220 567	20 370	- 41 499
Depreciation and amortisation on property, furniture and equipment and intangible assets, and write-off	43 564	42 391	106 056
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	214	- 893	- 1 240
Change in fair value adjustment of debt securities	- 20 804	132 755	139 720
IFRS adjustments on loans and associated swaps	161 152	- 241 145	576 878
IFRS adjustments on borrowings and associated swaps	349 297	187 904	- 793 275
IFRS adjustments on other derivatives	67 889	66 518	- 21 284
Net interest income	- 1 454 274	- 1 392 579	- 2 685 913
Effect of exchange rate changes	- 38 339	- 78 105	- 159 454
Loss on operating activities	**- 284 363**	**- 63 193**	**- 528 656**
Disbursements of loans and advances to credit institutions and customers	- 18 379 326	- 21 240 762	- 49 994 020
Repayments of loans and advances to credit institutions and customers	21 204 149	20 848 407	44 590 423
Change in other loans and advances	- 17 332 016	1 807 851	6 673 633
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	- 23 824	54 218	57 213
Change in treasury operational portfolios	- 8 298 819	14 055 927	17 386 502
Change in amounts owed to credit institutions and customers	- 3 053 631	- 8 127 973	- 18 560 431
Change in provisions for pension plans and health insurance scheme	33 426	- 223 768	33 696
Change in provisions for guarantees issued and commitments	1 807	43 189	60 302
Change in interest accrued on cash and cash equivalents	- 180 638	11 388	903
Change in other assets and other liabilities	- 3 371 301	3 708 760	6 064 303
Interest received	11 471 707	8 059 398	16 524 214
Interest paid	- 9 775 581	- 7 001 150	- 13 652 025
Net cash from/(used in) operating activities	**- 27 988 410**	**11 932 292**	**8 656 057**
B. Cash flows from investing activities:			
Securities in Long-Term HQLA Portfolio purchased during the year	- 1 031 280	- 1 205 649	- 1 778 122
Securities from Long-Term HQLA Portfolio matured or sold during the year	9 000	345 000	450 000
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 1 342 963	- 828 284	- 4 070 061
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 176 464	2 437 139	4 633 922
Additions on shares and other variable-yield securities	- 1 326 901	- 1 532 974	- 2 537 116
Reflows on shares and other variable-yield securities	696 469	1 179 235	1 811 116
Purchase of property, furniture and equipment and intangible assets	- 50 073	- 27 063	- 81 032
Net cash from/(used in) investing activities	**- 869 284**	**367 404**	**- 1 571 293**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	65 726 642	49 551 333	84 649 253
Redemption of debts evidenced by certificates	- 53 033 481	- 52 007 480	- 97 048 909
Member States' contribution	159 850	159 850	319 700
Purchase / Subscription of EIF shares	- 30 518	0	0
Dividend paid to non-controlling interests	- 5 348	5 718	- 5 737
Payments of lease liability	- 21 608	- 20 141	- 39 734
Net cash from/(used in) financing activities	**12 795 537**	**- 2 310 720**	**- 12 125 427**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial year	**63 988 410**	**69 121 468**	**69 121 468**
Net cash from/(used in):			
Operating activities	- 27 988 410	11 932 292	8 656 057
Investing activities	- 869 284	367 404	- 1 571 293
Financing activities	12 795 537	- 2 310 720	- 12 125 427
Effect of exchange rate changes on cash held	102 444	147 998	- 92 395
Cash and cash equivalents at the end of financial period/year	**48 028 697**	**79 258 442**	**63 988 410**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	14	664 789	25 389
Money market securities	560 678	1 039	552 038
Loans and advances to credit institutions and customers:			
Repayable on demand	889 561	699 213	984 212
Other loans and advances	46 578 444	77 893 401	62 426 771
	48 028 697	**79 258 442**	**63 988 410**

			Non-cash changes			
(in EUR'000)	2022	Cash flows	Exchange adjustments	Fair value adjustment and accrued interest on borrowings	Other changes	H1 2023 (Unaudited)
Long-term borrowings	409 075 357	4 396 910	- 1 518 359	300 161	0	412 254 069
Lease liability	97 022	- 21 608	828	- 305	55 452	131 389
Short-term borrowings	8 342 605	8 296 250	- 90 786	0	0	16 548 069
Total liabilities from financing activities	**417 514 984**	**12 671 552**	**- 1 608 317**	**299 856**	**55 452**	**428 933 527**

6 | SEC report as at June 30, 2023

 SEC report as at June 30, 2023 | 7  NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS  NOTE A Basis of presentation  The unaudited condensed consolidated financial statements of the European Investment Bank Group (the “Group”) as at June 30, 2023 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS 34 Interim Financial Reporting.  In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The result for the six- month period ended June 30, 2023 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2023.  The audited consolidated financial statements as at and for the financial year ended December 31, 2022 were prepared in accordance with International Financial Reporting Standards (“IFRS”) as endorsed by the EU. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2023 are based on the same principles.  For further information, refer to the consolidated financial statements and footnotes thereto included in the Group’s annual report for the financial year ended December 31, 2022.  NOTE B  Summary statement of loans (in EUR ‘000)  Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic as well as the context of the military aggression against Ukraine, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.  Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the “Bank”) currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

The movements in the Expected Credit Losses ("ECL") have been accounted for as at June 30, 2023 and as at December 31, 2022 as follows:

Impairment on disbursed loans and advances (in million EUR)						
IFRS 9 Stage	30.06.2023			31.12.2022		
	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	18	40	58	9	28	37
Stage 2	26	184	210	24	140	164
Stage 3	0	263	263	0	128	128
Total	**44**	**487**	**531**	**33**	**296**	**329**

Impairment on undisbursed loans and advances (in million EUR)						
IFRS 9 Stage	30.06.2023			31.12.2022		
	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	8	11	19	6	7	13
Stage 2	5	34	39	4	22	26
Stage 3	0	0	0	0	0	0
Total	**13**	**45**	**58**	**10**	**29**	**39**

8 | SEC report as at **June 30, 2023**

 SEC report as at June 30, 2023 | 9  NOTE C  Debts evidenced by certificates (in EUR ‘000)  NOTE D  Commitment to purchase the remaining European Investment Fund (“EIF”) shares at a fixed price  As at June 30, 2023, the Bank held 59.78% of the EIF’s subscribed capital (59.40% as at December 31, 2022).  Under the terms of the Replacement Share Purchase Undertaking (‘RSPU’), the Bank was offering to buy the remaining subscribed shares from the EIF’s minority shareholders, other than the ones subscribed by the European Commission (‘EC’), for a price of EUR 596,674.06 per share as at June 30, 2023, amounting to EUR’000 461,825 (as at 31 December 2022 – EUR’000 419 763) on the consolidated other liabilities and EUR  -10 million (2022: EUR -9 million) on the consolidated result. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed  formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2023 (Unaudited)		31.12.2022
Commitments:				
- EBRD capital uncalled		**712 630**		**712 630**
- Undisbursed loans				
credit institutions	27 020 237		30 757 433	
customers	90 185 558		93 274 466	
		117 205 795		**124 031 899**
- Undisbursed private equity and venture capital operations		**5 861 512**		**5 308 623**
- Undisbursed investment and infrastructure funds		**3 140 308**		**3 435 704**
- Undisbursed other investments		**1 035 371**		**651 129**
- Borrowings launched but not yet settled		**550 644**		**223 950**
- Securities receivable		**44 110**		**0**
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		**31 595 320**		**31 931 060**
Assets held on behalf of third parties:				
- Innovation Fund	8 791 325		6 913 187	
- Modernisation fund	4 515 052		3 906 016	
- Investment Facility Cotonou	3 814 008		4 334 223	
- InvestEU	2 218 979		241 292	
- InnovFin	2 091 150		2 112 847	
- NER300	1 039 610		1 035 191	
- CEF	835 796		828 423	
- COSME LGF & EFG	696 298		654 491	
- Pan-European Guarantee Fund	661 563		676 011	
- ESIF	588 910		529 774	
- EU-Africa Infrastructure Trust Fund	382 258		414 850	
- SME initiative Italy	381 231		383 301	
- RRF-FI	308 238		156 874	
- Decentralised Financial Instruments	301 751		216 990	
- JEREMIE	290 798		289 474	
- REG	248 921		246 115	
- SME initiative Romania	245 715		239 330	
- Partnership Platform for Funds	218 294		213 415	
- GIF 2007	202 300		176 814	
- European Fund for Strategic Investments ('EFSI EIF')	161 977		206 949	
- Special Section	124 726		128 487	
- ACP TF EC compartment	122 643		0	
- EaSI	96 163		101 690	
- RSFF (incl. RSI)	85 260		101 216	
- SME initiative Bulgaria	85 250		84 638	
- InnovFin Equity	74 162		54 638	
- ENPI	66 563		78 773	
- Cultural Creative Sectors Guarantee Facility	64 589		64 861	
- SME initiative Finland	57 434		59 375	
- WB EDIF	56 191		56 684	
- Private Finance for Energy Efficiency Instrument	55 885		54 610	
- NPI	54 266		59 375	
- SMEG 2007	53 213		55 941	
- DCFTA	50 957		51 063	
- NIF Risk Capital Facility	44 061		37 623	

10 | SEC report as at **June 30, 2023**

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2023 (Unaudited)		31.12.2022
Assets held on behalf of third parties (Continued):				
- GF Greece	42 961		42 417	
- AECID	42 015		56 934	
- InnovFin SME Guarantee	37 524		86 149	
- JESSICA (Holding Funds)	35 123		176 684	
- MAP guarantee	31 238		30 856	
- GAGF	29 414		29 404	
- EFSI-EIAH	28 373		33 339	
- GCFF (Global Concessional Financing Facility Trust Fund)	27 923		0	
- SME initiative Malta	26 886		26 945	
- FEMIP Trust Fund	26 341		20 492	
- Bundesministerium für Wirtschaft und Technologie	24 882		22 254	
- NIF Trust Fund	23 300		37 721	
- EPTA Trust Fund	17 765		17 340	
- SME initiative Spain	17 345		19 405	
- IPA II	16 129		24 333	
- German Future Fund Growth Facility	15 607		7 208	
- TTA Türkiye	13 033		13 016	
- MAP Equity	12 935		11 819	
- AGRI	10 827		14 225	
- Natural Capital Financing Facility	10 464		10 468	
- EU Support to Boost Africa	6 713		5 789	
- German Corona Matching Facility (CMF)	4 325		2 229	
- Student Loan Guarantee Facility	3 362		3 447	
- GEEREF	3 317		3 372	
- Central Europe FoF	3 294		2 037	
- Alp GIP	2 686		1 082	
- BIF	2 506		5 005	
- PGFF	1 639		3 684	
- GEF-UNEP	1 432		1 431	
- MDD	1 019		255	
- EU Trade and Competitiveness Program	792		880	
- TARGET	719		0	
- LFA-EIF Facility	402		847	
- EFSD GUARANTEE "ACCESS TO FINANCE INITIATIVE"	311		157	
- G43 Trust Fund	284		284	
- AIP Zambia	258		298	
- AIP Kulima	239		221	
- European Technology Facility	238		77	
- TTP	209		204	
- EPIC	8		8	
- GGF	7		7	
- fi-compass	6		0	
		29 609 388		25 476 864
Other items:				
- Nominal value of interest-rate swaps		597 024 741		573 024 821
- Nominal value of currency swap contracts receivable		246 094 276		243 344 964
- Nominal value of currency swap contracts payable		244 911 443		242 236 843
- Nominal value of short-term currency swap contracts receivable		26 457 751		21 411 941
- Nominal value of short-term currency swap contracts payable		26 350 237		21 731 627
- Notional amount of futures contracts		10 845 594		8 804 329
- Currency swaps launched but not yet settled payable		254 326		0
- Currency swaps launched but not yet settled receivable		254 101		0
- Notional amount of currency forwards		196 023		267 069
- Special deposits for servicing borrowings		24 058		560

SEC report as at **June 30, 2023** | 11

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION

CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2023 (in EUR '000)

ASSETS	EU Accounting Directives	30.06.2023 (Unaudited)	Adjustment: Impact	Adjustment: Ref.	IFRS	30.06.2023 (Unaudited)
1. Cash in hand, balances with central banks and post office banks		111 104	106	A.1		111 210
2. Treasury bills and other bills eligible for refinancing with central banks		30 701 347	- 199 891	A.2, B.1, C		30 501 456
3. Loans and advances to credit institutions						
a) repayable on demand	889 561		0		889 561	
b) other loans and advances	65 765 207		181 067	A.3, B.4	65 946 274	
c) loans	91 363 415		- 1 157 043	A.3, B.4	90 206 372	
d) impairment on loans and advances, net of reversals	- 3 244		- 40 970	C	- 44 214	
		158 014 939				156 997 993
4. Loans and advances to customers						
a) other loans and advances	55 609		0	A.3, B.4	55 609	
b) loans	326 921 113		- 5 029 292	A.3, B.4	321 891 821	
c) impairment on loans and advances, net of reversals	- 588 158		101 336	C	- 486 822	
		326 388 564				321 460 608
5. Debt securities including fixed-income securities						
a) issued by public bodies	5 000 159		- 81 319	A.2, B.1, C	4 918 840	
b) issued by other borrowers	5 806 941		- 47 094	A.2, B.1, C	5 759 847	
		10 807 100				10 678 687
6. Shares and other variable-yield securities		10 449 019	8 982 630	B.2, B.3		19 431 649
7. Participating interests		402 896	- 402 896	B.3		0
8. Derivative assets		0	31 588 831	B.5		31 588 831
9. Property, furniture and equipment		262 819	131 712	G		394 531
10. Intangible assets		82 189	0			82 189
11. Other assets		318 532	- 45 339	B.5, H		273 193
12. Subscribed capital and reserves, called but not paid		639 398	10 190	I		649 588
13. Prepayments		16 409 261	- 16 156 162	A.1, A.2, A.3, A.5, B.1, B.4, B.5		253 099
TOTAL ASSETS		**554 587 168**				**572 423 034**

LIABILITIES AND EQUITY	EU Accounting Directives	30.06.2023 (Unaudited)	Adjustment: Impact	Adjustment: Ref.	IFRS	30.06.2023 (Unaudited)
1. Amounts owed to credit institutions						
a) repayable on demand	748 926		0		748 926	
b) with agreed maturity or periods of notice	1 536 009		1 110	A.4	1 537 119	
		2 284 935				2 286 045
2. Amounts owed to customers						
a) repayable on demand	1 503 723		0		1 503 723	
b) with agreed maturity or periods of notice	90 469		0		90 469	
		1 594 192				1 594 192
3. Debts evidenced by certificates						
a) debt securities in issue	433 931 248		- 14 851 690	A.5	419 079 558	
b) others	8 850 241		872 339	A.5	9 722 580	
		442 781 489				428 802 138
4. Derivative liabilities		0	40 701 266	B.5		40 701 266
5. Other liabilities		4 180 083	897 109	A.3, B.5, E, G, H		5 077 192
6. Deferred income		17 044 589	- 16 544 081	A.2, A.3, A.4, A.5, B.1, B.4, B.5, F		500 508
7. Provisions						
a) pension plans and health insurance scheme	4 908 640		942 819	D	5 851 459	
b) provisions for guarantees issued and commitments	101 441		- 31 895	C	69 546	
		5 010 081				5 921 005
TOTAL LIABILITIES		**472 895 369**				**484 882 346**
8. Capital						
a) subscribed	248 795 607		0		248 795 607	
b) uncalled	- 226 604 892		0		- 226 604 892	
		22 190 715				22 190 715
9. Consolidated reserves						
a) reserve fund	24 879 561		0		24 879 561	
b) additional reserves	18 974 154		5 705 987	A-H	24 680 141	
c) fair value reserve	0		1 021 415	A.5, B.2, B.5	1 021 415	
d) special activities reserve	11 194 601		0		11 194 601	
e) general loan reserve	1 883 372		0		1 883 372	
		56 931 688				63 659 090
10. Profit for the financial period		1 001 440	- 644 002	A-I		357 438
11. Non-controlling interests		1 567 956	- 234 511	E		1 333 445
TOTAL EQUITY		**81 691 799**				**87 540 688**
TOTAL LIABILITIES AND EQUITY		**554 587 168**				**572 423 034**

12 | SEC report as at June 30, 2023

 SEC report as at June 30, 2023 | 13 EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION Consolidated income statement for the period ended June 30, 2023 (in EUR '000) 1. Interest and similar income 2. Interest expense and similar charges 3. Income from shares and other variable-yield securities 4. Fee and commission income 5. Fee and commission expense 6. Result on financial operations 7. Net other operating income and expense S. Change in impairment on loans and advances and provisions for guarantees, net of reversals 9 _ Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yie ld securities, net of reversals 10. General administrative expenses a) staff costs b) other administrative expenses 11. Depreciation and amortisation: property, furnitu re and equipment and intanglble assets a) property, furniture and equipment b) intangible assets 12. Profit for the financial period Attributable to: Non-controlling Interests Equity holders of the Bank EU Accounting Directives H1 2023 (Unaudited) - 502 557 - 157 444 - 12 923 • 11 806 14 377 107 - 12 672 327 330 692 269 866 - 186 297 • 175 509 1155 - 213 482 - 13 - 660 001 - 24 729 1 046 462 45 022 1 001 440 Impact • 373 763 123 257 3 582 • 404 141 - 7 085 - 201 - 4 515 21 610 - 18 835 - 16 089 Adjustment Ref. A.2, A.3, 8.1, 8.4, 8 .5 A.5, 8 .5, D, E, G, I A.2, A.3, A.5, 8.1 , 8.2, 8.3, 8.4, 8.5, G, H C, H C, 8.3 D G G IFRS H1 2023 (Unaudited) 14 003 344 - 12 549 070 330 692 273 448 - 186 297 • 579 650 1 155 - 220 567 214 - 507 072 - 135 834 - 642 906 - 31 758 • 11 806 - 43 564 386 371 28 933 357 438 SEC report as at June 30, 2023 | 13

 14 | SEC report as at June 30, 2023  Valuation and income recognition differences between IFRS and EU Accounting Directives  A  Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting)  1  Cash in hand, balances with central banks and post office banks  Under EU Accounting Directives, cash in hand, balances with central banks and post office banks are recorded at amortised cost. Accrued interest is recorded under consolidated balance sheet item "Prepayments and accrued income".  Interest on cash in hand, balances with central banks and post office banks is recorded in the consolidated profit and loss account on an accrual basis as "Interest receivable and similar income".  Under IFRS, interest on cash in hand, balances with central banks and post office banks is recorded in the consolidated income statement as "Interest and similar income". Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates.  2  Debt securities portfolio  Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost (with the exception of the Securities Liquidity Portfolio). Accrued interest is recorded under consolidated balance sheet item "Prepayments and accrued income". Accrued retrocessions and up-front fees are recorded under consolidated balance sheet item "Accruals and deferred income".  Under IFRS, the Group applies hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged. Economically hedged debt securities that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.  Accrued interest less accrued retrocessions and unamortized up-front fees are reported on the consolidated balance sheet within the balance of the instrument to which it relates. Changes in fair values and hedge fair values of hedged debt securities are recognised in the consolidated income statement under "Result on financial operations".  3  Loans and advances  Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income".  Under IFRS, the Group applies fair value hedge accounting (FVH) and cash flow hedge accounting (CFH) to eligible hedged loans. The carrying amount of the loans that are in FVH relationship is adjusted for the fair value attributable to the risk being hedged. Economically hedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.  Changes in fair values and hedge fair values of loans that are in FVH relationship are recognised in the consolidated income statement under "Result on financial operations".

 SEC report as at June 30, 2023 | 15  Accrued interest is reported on the consolidated balance sheet within the balance of the asset to which it relates.  Accrued interest on loans and advances, which are credit impaired, are reversed under "Interest receivable and similar income". Under IFRS the up-front fees on loans:  ꞏ  are recognised immediately under "Result on financial operations" in the consolidated income statement for the loans that are designated to the fair value option;  ꞏ  are amortised over the maturity of the loan and recognised in consolidated balance sheet under "Loans and advances to credit institutions and customers" for the loans that are  designated to fair value hedge accounting and/or amortised cost.  Under IFRS, a substantial contractual modification on the cash flows of a financial asset measured at amortised cost leads to the recording of the new financial asset at its fair value, and the recording of the net modification gain or loss impact in the consolidated income statement under "Result on financial operations".  Transitory accounts on loans are reclassified from "Other liabilities" to the loan balance to which they relate.  4  Amounts owed to credit institutions  Under EU Accounting Directives, "Amounts owed to credit institutions" is presented in the consolidated balance sheet at redemption amounts.  Interest on amounts owed to credit institutions is recorded in the consolidated profit and loss account on an accrual basis as "Interest payable and similar charges" or "Interest receivable and similar income" if interest is negative. Accrued interest is included in "Accruals and deferred income".  Under IFRS, "Amounts owed to credit institutions" is initially recorded at cost and is presented in the consolidated balance sheet at amortised cost.  Interest on amounts owed to credit institutions is recorded in the consolidated income statement as "Interest expense and similar charges" or "Interest and similar income" using the effective interest method.  Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates.  5  Debts evidenced by certificates  Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under consolidated balance sheet item "Accruals and deferred income". Issuance fees and redemption premiums or discounts, which are recorded under "Prepayments and accrued income" or "Accruals and deferred income", are amortised on a straight- line basis and subsequently recognised in the consolidated profit and loss account under "Interest payable and similar charges".  Under IFRS, the Group applies fair value hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates is adjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at fair value through profit or loss.  Changes in fair values and hedge fair values of debts evidenced by certificates are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the debt instrument to which it relates.

 16 | SEC report as at June 30, 2023  Issuance fees and redemption premiums or discounts are reported on the consolidated balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates using the effective interest method, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case the issuance fees, premiums/discounts and redemption premiums are recognised immediately in the consolidated income statement under "Result on financial operations".  For debts evidenced by certificates designated to the fair value option, own credit adjustment ("OCA"), reflecting own credit risk as per IFRS 13, is calculated and the respective changes are recorded in "Other comprehensive income" ("OCI") in the "Fair value reserve".  Under IFRS, the Group has one transaction that meets the offsetting of financial assets and financial liabilities criteria.  B  Financial assets and liabilities classified mandatorily at fair value through profit or loss or designated at fair value through other comprehensive income  1  Debt securities portfolio  Under EU Accounting Directives, debt securities portfolios, with the exception of the Securities Liquidity Portfolio, are recorded at purchase price and measured at amortised cost. Securities Liquidity Portfolio debt securities are carried at fair value. Changes in fair value are reflected directly in consolidated income statement under "Result on financial operations". Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" and "Accruals and deferred income".  Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss. Changes in fair values of these debt securities are recognised in the consolidated income statement under "Result on financial operations".  Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under "Result on financial operations" in the consolidated income statement.  2  Shares and other variable-yield securities  Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost reduced by any reflow resulting from repayments. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date.  Respective value adjustments are recorded under "Result on financial operations".  Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the consolidated income statement under "Result on financial operations", except of the investment in European Bank for Reconstruction and Development ("EBRD") whose fair value changes are reflected in OCI under "Fair value reserve".  3  Participating interests  Under EU Accounting Directive, "Participating interests" are accounted for using the equity method as defined under EU-AD based on methods consistent with the Group’s accounting policies. Respective value adjustments are recorded under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests".  Under IFRS, participating interests are included within "Shares and other variable-yield securities" and respective fair value adjustments are recorded in "Result on financial operations".

 SEC report as at June 30, 2023 | 17  4  Loans and advances  Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income".  Under IFRS, loans that are not eligible for amortised cost, are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under "Result on financial operations" in the consolidated income statement.  Changes in fair values of loans are recognised in the consolidated income statement under "Result on financial operations".  5  Derivative assets and liabilities  a  Treasury derivatives  Under EU Accounting Directives, derivative instruments in the Securities Liquidity Portfolio are marked to market and recorded under "Other assets" or "Other liabilities".  Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income".  Under IFRS, all derivative assets and derivative liabilities are recognised on the consolidated balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates.  Credit valuation adjustment ("CVA"), Debit valuation adjustment ("DVA") and Collateral Value adjustment ("CollVA") are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations".  b  Derivatives and hedging activities  Under EU Accounting Directives, hedging derivative instruments are not recognised on balance sheet. They are reported off balance sheet at nominal amount. Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar charges".  Under IFRS, all derivative assets and derivative liabilities are recognised on balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates.  CVA, DVA and CollVA are included in the fair valuation of derivatives.  Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under "Result on financial operations".

 18 | SEC report as at June 30, 2023  For derivatives used in fair value hedge accounting (FVH), the gain or loss of the designated part of the hedging instrument is recognised in the consolidated income statement. In addition, the Group separates the fair value of the foreign currency basis spread ("CBS") from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under OCI and is amortised linearly over the residual lifetime of the hedge in the consolidated income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI.  For derivatives used in cash flow hedge accounting (CFH), the gain or loss on the effective portion of the hedging instrument is recognised under OCI. When cash flows relating to the hedged items (e.g. interest income) are reported in the income statement, amounts in OCI are reclassified to the consolidated income statement.  For derivatives used in fair value hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative using the effective interest method, unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under "Result on financial operations".  Under IFRS, the Group has two transactions that meet the offsetting of financial assets and financial liabilities criteria.  C  Impairment of financial assets measured at amortised cost and loan commitments  Under EU Accounting Directives, value adjustments on loans and advances are recorded where: (i) there is a risk of non-recovery of all or part of their amounts, or (ii) to capture loans in the portfolio which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account as "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities" and are deducted from the appropriate asset items on the consolidated balance sheet.  Value adjustments for debt securities are recorded, if these are other than temporary, or to capture debt securities which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests" and are deducted from the appropriate asset items on the consolidated balance sheet.  Under IFRS, the Group is required to recognise a loss allowance for all loans and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance is based on either lifetime Expected Credit Loss ("ECL"), if there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit- impaired or otherwise on 12-months ECL.  Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the consolidated balance sheet. For off-balance sheet items, a provision for credit loss is reported under "Provisions b) provisions for guarantees issued and commitments".  Changes in the ECL allowances are recorded in the consolidated income statement either under:  ꞏ  "Change in impairment on loans and advances and provisions for guarantees, net of reversals" for loans and loan commitments or;  ꞏ  "Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals" for debt securities.

 SEC report as at June 30, 2023 | 19  D  Pension funds  Under EU Accounting Directives, the 10% corridor approach is adopted, whereby cumulative current year actuarial gains or losses in excess of 10% of the commitments for retirement benefits are recognised over a period of 7 years on a straight-line basis in "General administrative expenses a) staff costs".  Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans.  Cumulative actuarial surpluses and deficits are recognised in full in OCI under "Additional reserves". Adjustments to staff costs are recognised under "General administrative expenses a) staff costs" and adjustments to interest cost under "Interest expense and similar charges".  E  Non-controlling interests adjustment  The Bank and the European Investment Fund (the "EIF") together are defined as the Group.  The Bank granted a put option to the minority shareholders, other than EC, on their entire holding of its subsidiary, the EIF.  Under EU Accounting Directives, the non-controlling interests are recorded separately in the consolidated balance sheet under "Equity attributable to minority interest" while the put option is recorded in the consolidated off-balance sheet of the Group.  Under IFRS, the non-controlling interests are reclassified and a corresponding financial liability in the amount of the fair value of the option’s exercise price is recognised under "Other liabilities" and attributed to owners of the parent. Subsequently, this financial liability is measured in accordance with IFRS 9, i.e. any changes in the fair value of the financial liability subsequent to the acquisition date are recognised in the consolidated income statement under "Interest expense and similar charge". Any excess or deficit of non-controlling interests over the agreed price is reversed to "consolidated reserves".  F  Fee and commission income  The Group recognises under EU Accounting Directives and IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed.  For certain mandates, the Group has established a deferred income policy in order to address the misalignment between the receipt of income and the services/cost incurred by the Group during the lifetime of the respective mandate. Corresponding adjustments are recorded in the consolidated balance sheet under "Deferred income" and released against "Fee and commission income".  Under EU Accounting Directives, this deferral mechanism is only applied prospectively over time, i.e. recognising deferred revenue of the financial year, while under IFRS, the Group used the modified retrospective approach, i.e. recognising the cumulative impact at transition to IFRS 15 in equity.  This resulted in a different stock of deferred income and corresponding amounts of revenue to be recorded over the individual years.

 20 | SEC report as at June 30, 2023  G  Leases  Under EU Accounting Directives, the rental charges are recorded under "General administrative expenses b) other administrative expenses".  In accordance with IFRS 16, the Group assesses whether a contract is a lease or not. In the case of lease, the Group recognises a right-of-use asset and a lease liability, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new). The above-mentioned right-of-use assets are recognised under "Property, furniture and equipment" and corresponding lease liability is recognised under "Other liabilities".  Subsequently, the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessing for any impairment, on an annual basis. The depreciation for the right-of-use assets is recorded under "Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment". The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications. The interest from unwind of lease liability is recorded in the consolidated income statement under "Interest expense and similar charges". The revaluation result is recorded in the consolidated income statement under "Result on financial operations".  H  Financial Guarantee Contracts  Under EU Accounting Directives, net liabilities from financial guarantees are presented in the consolidated balance sheet under "Provisions b) provision in respect of guarantee operations". Unrealised gains representing the excess of the net present value of expected future premium inflows over the amount of the excepted payment obligations remain unrecognised.  Any increase or decrease in the net liability is recognised in the consolidated profit and loss account under "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities".  Under IFRS, net unrealised gains from financial guarantees are recorded in the consolidated balance sheet under "Other assets" in case the measurement of a financial guarantee contract results in a net asset position. In case the measurement of a financial guarantee contract results in a net liability position, contracts for which the amortised initial NPV is higher than the 12- months ECL or lifetime ECL, are presented under "Other liabilities". Guarantee contracts that are credit-impaired and for which a loss allowance based on lifetime ECL is recognised, are presented under "Provisions for guarantees issued and commitments". Any increase or decrease in the "Other assets" or "Other liabilities" relating to financial guarantees is recognised in the consolidated income statement under "Result on financial operations". Any increase or decrease in the "Provisions for guarantees issued and commitments" relating to financial guarantees other than the settlement of guarantee calls is recognised in the consolidated income statement under "Change in impairment on loans and advances and provisions for guarantees, net of reversals".  I  Subscribed capital and reserves, called but not paid  Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains the future payments from Poland and Romania following their capital increase on March 1, 2020.  Under IFRS, these future payments are discounted using a discounted cash flow method.  The discounting impact was initially reported under "Interest and similar income" and its amortisation is under "Interest expense and similar charges".

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2023 (Unaudited)		31.12.2022
1. Cash in hand, balances with central banks and post office banks		**111 104**		**112 655**
2. Treasury bills and other bills eligible for refinancing with central banks		**30 701 347**		**21 845 483**
3. Loans and advances to credit institutions				
a) repayable on demand	889 561		984 212	
b) other loans and advances	65 765 207		64 211 244	
c) loans	91 363 415		93 129 454	
d) value adjustments	- 3 244		- 3 485	
		158 014 939		**158 321 425**
4. Loans and advances to customers				
a) other loans and advances	55 609		125 883	
b) loans	326 921 113		326 861 203	
c) value adjustments	- 588 158		- 388 263	
		326 388 564		**326 598 823**
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 000 159		4 563 328	
b) issued by other borrowers	5 806 941		6 596 468	
		10 807 100		**11 159 796**
6. Shares and other variable-yield securities		**10 449 019**		**9 908 923**
7. Participating interests		**402 896**		**386 651**
8. Intangible assets		**82 189**		**70 167**
9. Tangible assets		**262 819**		**249 497**
10. Other assets		**318 532**		**307 070**
11. Subscribed capital and reserves, called but not paid		**639 398**		**799 248**
12. Prepayments and accrued income		**16 409 261**		**17 544 735**
TOTAL ASSETS		**554 587 168**		**547 304 473**

LIABILITIES		30.06.2023 (Unaudited)		31.12.2022
1. Amounts owed to credit institutions				
a) repayable on demand	748 926		2 371 014	
b) with agreed maturity or periods of notice	1 536 009		3 071 084	
		2 284 935		**5 442 098**
2. Amounts owed to customers				
a) repayable on demand	1 503 723		1 433 117	
b) with agreed maturity or periods of notice	90 469		57 543	
		1 594 192		**1 490 660**
3. Debts evidenced by certificates				
a) debt securities in issue	433 931 248		422 523 581	
b) others	8 850 241		9 173 893	
		442 781 489		**431 697 474**
4. Other liabilities		**4 180 083**		**4 123 808**
5. Accruals and deferred income		**17 044 589**		**19 042 661**
6. Provisions				
a) pension plans and health insurance scheme	4 908 640		4 751 928	
b) provision in respect of guarantee operations	101 441		99 634	
		5 010 081		**4 851 562**
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		**22 190 715**
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	18 974 154		17 176 068	
c) special activities reserve	11 194 601		10 303 216	
d) general loan reserve	1 883 372		2 115 966	
		56 931 688		**54 474 811**
9. Profit for the financial period/year		**1 001 440**		**2 460 190**
10. Equity attributable to minority interest		**1 567 956**		**1 530 494**
TOTAL LIABILITIES		**554 587 168**		**547 304 473**

SEC report as at **June 30, 2023** | 21

EIB GROUP CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		H1 2023 (Unaudited)		H1 2022 (Unaudited)		YE 2022
1. Interest receivable and similar income		14 377 107		10 530 129		18 684 205
2. Interest payable and similar charges		- 12 672 327		- 9 027 424		- 15 696 562
3. Income from securities		330 692		335 154		672 023
4. Commissions receivable		269 866		305 743		670 036
5. Commissions payable		- 186 297		- 188 617		- 383 216
6. Net result on financial operations		- 175 509		23 149		- 46 746
7. Net other operating income and expense		1 155		- 3 103		10 477
8. General administrative expenses						
a) staff costs	- 502 557		- 559 530		- 943 538	
b) other administrative expenses	- 157 444		- 121 077		- 346 295	
		- 660 001		- 680 607		- 1 289 833
9. Value adjustments in respect of tangible and intangible assets						
a) tangible assets	- 12 923		- 12 448		- 32 767	
b) intangible assets	- 11 806		- 7 665		- 29 696	
		- 24 729		- 20 113		- 62 463
10. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		- 13		3 533		- 1 473
11. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		- 213 482		- 75 097		- 30 341
12. Profit for the financial period/year		1 046 462		1 202 747		2 526 107
13. Profit attributable to minority interest		45 022		37 866		65 917
14. Profit attributable to equity holders of the Bank		1 001 440		1 164 881		2 460 190

22 | SEC report as at June 30, 2023

 EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000) A. Cash flows from operating activities: Profit for the financial period/year Adjustments for: Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities Value adjustments in respect of transferable securities held as financial fixed assets and participating H1 2023 (Unaudited) 1 046 462 213 482 H1 2022 (Unaudited) 1 202 747 75 097 2022 2 526 107 30 341 interests 13 - 3 533 1 473 Value adjustments in respect of tangible and intangible assets, and write-off 24 729 20 113 62 463 Value (re-)adjustments in respect of shares and other variable-yield securities 73 948 - 44 204 91 Net interest income - 1 704 780 - 1 502 705 - 2 987 643 Effect of exchange rate changes - 38 339 - 78 105 - 159 454 -Lo-ss -on ~opera-tin~g ac-tivi-ties- ----------------------~ ----•= 38=4 4c8c5ei .,_ _____.. .3, ,,3c0,c__5,,=90 ----.~5,.2,-6.,...6,..2,"2' Disbursements of loans and advances to credit institutions and customers - 18 379 326 - 21 240 762 - 49 994 020 Repayments of loans and advances to credit institutions and customers 21 204 149 20 848 407 44 590 423 Change in other loans and advances - 17 332 016 1 807 851 6 673 633 Change in deposit with Central Bank of Luxembourg to cover minimum reserve requi rement - 23 824 54 218 57 213 Change in treasury operational portfolios - 8 319 623 14 188 682 17 526 222 Change in amounts owed to credit institutions and customers - 3 053 631 - 8 127 973 - 18 560 431 Change in provisions on pension plans and health insurance scheme 156 712 211 923 241 677 Change in provision in respect of guarantee operations 1 807 43 189 60 302 Change in other assets and other liabilities 44 813 • 40 048 • 306 673 Change in prepayments and accrued income and in accruals and deferred income - 3 369 150 3 586 395 6 305 595 Interest received 11 220137 7 912 009 16 201 029 Interest paid • 9 775 581 • 7 001 150 ___. 1_ 3_6_52_ 02_5 ._N_e_t ca_s_h_fr_o_m_i .us_e_d_ln...._o._r_at_in_g,,_a_c_tiv111e_s_ __________________ . ._ __. . .2,_8,.,,0,1."0'_0,"1'-8., .,_ ____.1 .,1._9,..1,,2,_1.5=1.. ___. .8,_6.,1_6=-3=2,c3, B. Cash flows from investing activities: Securities in Long-Term HQLA Portfolio purchased during the year • 1 031 280 - 1 205 649 • 1 778 122 Securities from Long-Term HQLA Portfolio matured or sold during the year 9 000 345 000 450 000 Purchase of loan substitutes and ABS portfol io EIF included in the debt securities portfol ios - 1 342 963 - 828 284 - 4 070 061 Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios 2 176 464 2 437 139 4 633 922 Additions on shares and other variable-yield securities -1 293 743 - 1 492 446 - 2 450 317 Reflows on shares and other variable-yield securities 679 559 1 164 648 1 767 371 Additions on participating interests - 33 158 - 40 528 - 86 799 Reflows on participating interests 16 910 14 587 43 745 Purchase of tangible and intangible assets - 50 073 - 27 063 ____- _ 81 03_2 ._N_e_t ca_s_h_fr_o_m_i(.us_e_d_ln_.)_ln_v_est_ln""""a_ctlv_lt_le_s ___________________ . ._ __-~ 86~9~2~84~ ._ _____3~ 6~7_4=04 ---•-1_5~71~ 29=3 C. Cash flows from financing activities: Issuance of debts evidenced by certificates Redemption of debts evidenced by certificates Member States' contribution Purchase / Subscription of EIF shares Dividend paid to EIF minority shareholders Net cash from/(used In) financing activities Summary statement of cash flows: Cash and cash e ulvalents at the be Inning of financial ear Net cash from/(used in): Operating activities Investing activities Financing activities Effect of exchange rate changes on cash held Cash and cash equivalents at the end of financial j)<>rlod/year Cash and cash equivalents are composed of: Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement Money market securities Loans and advances to credit institutions and customers Repayable on demand Other loans and advances 65 726 642 • 53 033 481 159 850 • 30 518 63 988 410 • 28 010 018 • 869 284 12 817 145 14 560 678 889 561 49 551 333 • 52 007 480 159 850 69 121 468 11912 151 367 404 -2 290 579 664 789 1 039 699 213 84 649 253 • 97 048 909 319 700 • 5 737 085 693 69121 468 8 616 323 -1 571 293 - 12 085 693 - 92 395 63 88 4 25 389 552 038 984 212 SEC report as at June 30, 2023 | 23

 24 | SEC report as at June 30, 2023  NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES  NOTE A Basis of presentation  The unaudited condensed consolidated financial statements of the European Investment Bank Group (the “Group”) as at June 30, 2023 do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2023 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2023.  The audited consolidated financial statements as at and for the financial year ended December 31, 2022 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2023 are based on the same principles.  For further information, refer to the consolidated financial statements and footnotes thereto included in the Group’s annual report for the financial year ended December 31, 2022.  NOTE B  Summary statement of loans (in EUR ‘000)  Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic as well as the context of the military aggression against Ukraine, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.  Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the “Bank”) currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

 SEC report as at June 30, 2023 | 25  Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2023 and as at December 31, 2022 as follows:  Value adjustments on loans and advances (in EUR million)  Balance sheet caption  Type of value adjustment  30.06.2023  31.12.2022  Loans and advances to credit institutions  d) value adjustments  Collective  0  0  Specific  3  3  Loans and advances to customers  c) value adjustments  Collective  144  76  Specific  444  312  Total value adjustments  591  391

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2023 (UNAUDITED)	AVERAGE RATE (*) 30.06.2023 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2022	AVERAGE RATE (*) 31.12.2022
EUR	259 965 178	1.46	2023/2061	251 275 921	1.29
USD	102 794 039	2.41	2023/2058	100 421 872	2.11
GBP	37 868 220	3.17	2023/2054	37 274 935	2.97
AUD	10 498 256	2.66	2023/2040	10 025 515	2.32
PLN	8 186 897	3.95	2023/2043	6 868 484	4.05
CAD	5 314 258	2.28	2023/2045	5 325 718	2.15
SEK	4 587 692	1.94	2023/2040	5 094 499	1.58
CHF	3 472 272	2.07	2023/2036	3 918 655	1.96
NOK	3 421 907	2.66	2023/2037	4 118 397	2.64
ZAR	1 939 090	8.02	2024/2035	2 138 328	8.00
JPY	1 202 295	2.32	2023/2053	1 374 409	2.27
MXN	1 080 199	6.45	2023/2033	1 219 817	6.00
DKK	782 039	0.96	2024/2031	783 185	0.87
CNY	503 906	2.84	2024/2026	499 851	2.82
NZD	405 980	3.27	2027/2028	550 661	3.21
CZK	339 687	4.49	2023/2034	362 397	4.18
TRY	161 748	9.96	2023/2027	248 852	10.59
RUB	67 537	3.89	2024/2026	85 960	3.89
HUF	57 269	9.06	2024/2025	53 134	9.06
BRL	47 359	9.25	2027/2027	0	-
HKD	35 229	0.53	2025/2025	36 074	0.53
EGP	29 681	14.00	2026/2026	0	-
RON	20 751	2.23	2026/2026	20 810	2.23
TOTAL	**442 781 489**			**431 697 474**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2023 and EUR 500m in 2022). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2023, the Bank held 59.78% of the EIF's subscribed capital (59.40% as at December 31, 2022).

Under the terms of the Replacement Share Purchase Undertaking ('RSPU'), the Bank was offering to buy the remaining subscribed shares from the EIF's minority shareholders, other than the ones subscribed by the European Commission ('EC'), for a price of EUR 596,674.06 per share as at June 30, 2023. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

26 | SEC report as at June 30, 2023

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2023 (Unaudited)		31.12.2022
Commitments:				
- Undisbursed loans				
- credit institutions	27 020 237		30 757 433	
- customers	90 185 558		93 274 466	
		117 205 795		124 031 899
- Undisbursed shares and other variable-yield securities				
- Undisbursed private equity and venture capital operations	4 877 876		4 824 700	
- Undisbursed investment and infrastructure funds	3 140 308		3 435 704	
- EBRD capital uncalled	712 630		712 630	
- Undisbursed other investments	1 035 371		651 129	
		9 766 185		9 624 163
- Undisbursed participating interests				
- Undisbursed private equity and venture capital operations	983 636		483 923	
		983 636		483 923
- Borrowings launched but not yet settled		550 644		223 950
- Securities receivable		44 110		0
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		31 595 320		31 931 060
Assets held on behalf of third parties:				
- Innovation Fund	8 791 325		6 913 187	
- Modernisation fund	4 515 052		3 906 016	
- Investment Facility Cotonou	3 814 008		4 334 223	
- InvestEU	2 218 979		241 292	
- InnovFin	2 091 150		2 112 847	
- NER300	1 039 610		1 035 191	
- CEF	835 796		828 423	
- COSME LGF & EFG	696 298		654 491	
- Pan-European Guarantee Fund	661 563		676 011	
- ESIF	588 910		529 774	
- EU-Africa Infrastructure Trust Fund	382 258		414 850	
- SME initiative Italy	381 231		383 301	
- RRF-FI	308 238		156 874	
- Decentralised Financial Instruments	301 751		216 990	
- JEREMIE	290 798		289 474	
- REG	248 921		246 115	
- SME initiative Romania	245 715		239 330	
- Partnership Platform for Funds	218 294		213 415	
- GIF 2007	202 300		176 814	
- European Fund for Strategic Investments ('EFSI EIF')	161 977		206 949	
- Special Section	124 726		128 487	
- ACP TF EC compartment	122 643		0	
- EaSI	96 163		101 690	
- RSFF (incl. RSI)	85 260		101 216	
- SME initiative Bulgaria	85 250		84 638	
- InnovFin Equity	74 162		54 638	
- ENPI	66 563		78 773	
- Cultural Creative Sectors Guarantee Facility	64 589		64 861	
- SME initiative Finland	57 434		59 375	
- WB EDIF	56 191		56 684	
- Private Finance for Energy Efficiency Instrument	55 885		54 610	
- NPI	54 266		59 375	
- SMEG 2007	53 213		55 941	
- DCFTA	50 957		51 063	
- NIF Risk Capital Facility	44 061		37 623	
- GF Greece	42 961		42 417	

SEC report as at June 30, 2023 | 27

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2023 (Unaudited)		31.12.2022
Assets held on behalf of third parties (Continued):				
- AECID	42 015		56 934	
- InnovFin SME Guarantee	37 524		86 149	
- JESSICA (Holding Funds)	35 123		176 684	
- MAP guarantee	31 238		30 856	
- GAGF	29 414		29 404	
- EFSI-EIAH	28 373		33 339	
- GCFF (Global Concessional Financing Facility Trust Fund)	27 923		0	
- SME initiative Malta	26 886		26 945	
- FEMIP Trust Fund	26 341		20 492	
- Bundesministerium für Wirtschaft und Technologie	24 882		22 254	
- NIF Trust Fund	23 300		37 721	
- EPTA Trust Fund	17 765		17 340	
- SME initiative Spain	17 345		19 405	
- IPA II	16 129		24 333	
- German Future Fund Growth Facility	15 607		7 208	
- TTA Türkiye	13 033		13 016	
- MAP Equity	12 935		11 819	
- AGRI	10 827		14 225	
- Natural Capital Financing Facility	10 464		10 468	
- EU Support to Boost Africa	6 713		5 789	
- German Corona Matching Facility (CMF)	4 325		2 229	
- Student Loan Guarantee Facility	3 362		3 447	
- GEEREF	3 317		3 372	
- Central Europe FoF	3 294		2 037	
- Alp GIP	2 686		1 082	
- BIF	2 506		5 005	
- PGFF	1 639		3 684	
- GEF-UNEP	1 432		1 431	
- MDD	1 019		255	
- EU Trade and Competitiveness Program	792		880	
- TARGET	719		0	
- LFA-EIF Facility	402		847	
- EFSD GUARANTEE "ACCESS TO FINANCE INITIATIVE"	311		157	
- G43 Trust Fund	284		284	
- AIP Zambia	258		298	
- AIP Kulima	239		221	
- European Technology Facility	238		77	
- TTP	209		204	
- EPIC	8		8	
- GGF	7		7	
- fi-compass	6		0	
		29 609 388		**25 476 864**
Other items:				
- Nominal value of interest-rate swaps		**597 024 741**		**573 024 821**
- Nominal value of currency swap contracts receivable		**246 094 276**		**243 344 964**
- Nominal value of currency swap contracts payable		**244 911 443**		**242 236 843**
- Nominal value of short-term currency swap contracts receivable		**26 457 751**		**21 411 941**
- Nominal value of short-term currency swap contracts payable		**26 350 237**		**21 731 627**
- Notional amount of futures contracts		**10 845 594**		**8 804 329**
- Put option granted to EIF minority shareholders		**461 826**		**419 763**
- Currency swaps launched but not yet settled payable		**254 326**		**0**
- Currency swaps launched but not yet settled receivable		**254 101**		**0**
- Notional amount of currency forwards		**196 023**		**267 069**
- Special deposits for servicing borrowings		**24 058**		**560**

28 | SEC report as at **June 30, 2023**

 SEC report as at June 30, 2023 | 29  EIB BALANCE SHEET AS AT JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000) EIB BALANCE SHEET AS AT JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000) ASSETS 30.06.2023 31 .12.2022 LIABILITIES 30.06.2023 31 .12.2022 (Unaudited) (Unaudited) 1_ Cash in hand, bala nces with central banks and post office 1. Amounts owed to credit institutions banks 111104 112 655 a) repayable on demand 748 926 2 371 014 b) with agreed maturity or periods of notice 1 536 426 3 071 064 2. Treasury bills and othe r bills e ligib le for refina ncing 2 285 352 5 442 098 with central banks 29 086 049 20 349 770 2. Amounts owed to customers a) repayable on demand 1 508 575 1 437 246 3. Loans and advances to credit institu tions b) with agreed maturity or periods of notice 90 469 57 543 a) repayable on demand 581 552 658 339 1599044 1 494 789 b) other loans and advances 65 479 915 63 986 798 3. Debts evidenced by certificates c) loans 91 773 718 93274087 a) debt securities in issue 433 931 248 422 523 581 d) value adjustments - 3 244 - 3 485 b) others 8 850 241 9173 893 157 831 941 157 915 739 442 781 489 431697 474 4. Loans and advances to customers a) other loans and advances 55 609 125 883 4. Other liabilities 4 373 034 4260011 b) loans 326 921 113 326 861 203 c) value adjustments - 588 158 - 388 263 5. Accruals and deferred income 16 793 196 18802 756 326 388 564 326 598 823 5. Debt securities inclu ding fi xed-income securities 6. Provisions a) issued by public bodies 4 945 756 4 508 676 a) pension plans and health insurance scheme 4 506 915 4 368 469 b) issued by other borrowers 4 729 542 5414808 b) provision in respect of guarantee operations 89 606 86 564 9 675 298 9 923 484 4 596 521 4 455 053 6. Shares and other variable-yield securities 9 215 026 8 942 605 7. Subscribed capital a) subscribed 248 795 607 248 795 607 7. Participating interests 366 962 353 462 b) uncalled - 226 604 892 - 226 604 892 22190 715 22 190 71 5 8. Shares in affil iated undertakings 1 579 962 1549444 8. Reserves a) reserve fund 24 879 561 24 879 561 9. Intangible assets 81 296 69 096 b) additional reserves 18 287 284 16 579 738 c) special activities reserve 11194 601 10 303 216 1 o. Tangible assets 262 646 249 301 d) general loan reserve 1 883 372 2115966 56 244 818 53 878 481 11 . Other assets 340 168 334 465 9. Profit for the financial period/year 940 016 2 366 337 12. Subscribed capital and reserves, called but not paid 639 398 799 248 13. Prepayments and accrued income 16225771 17 389 622 TOTAL ASSETS 551 804 185 544 587 714 TOTAL LIABILITIES 551 804 185 544 587 714

EIB OFF BALANCE SHEET AS AT JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2023 (Unaudited)		31.12.2022
Commitments:				
- EIF capital uncalled		3 524 800		3 468 800
- Undisbursed loans				
- credit institutions	28 116 581		31 375 087	
- customers	90 185 558		93 274 466	
		118 302 139		124 649 553
- Undisbursed shares and other variable-yield securities				
- Undisbursed private equity and venture capital operations	3 988 321		4 084 606	
- Undisbursed investment and infrastructure funds	3 140 308		3 435 704	
- EBRD capital uncalled	712 630		712 630	
		7 841 259		8 232 940
- Undisbursed participating interests				
- Undisbursed private equity and venture capital operations	789 651		410 831	
		789 651		410 831
- Borrowings launched but not yet settled		550 644		223 950
- Securities receivable		44 110		0
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		24 786 170		24 376 731
Assets held on behalf of third parties:				
- Innovation Fund	8 791 325		6 913 187	
- Modernisation fund	4 515 052		3 906 016	
- Investment Facility Cotonou	3 814 008		4 334 223	
- EIF	2 305 969		2 334 013	
- InvestEU	2 218 979		241 292	
- InnovFin	2 091 150		2 112 847	
- NER300	1 039 610		1 035 191	
- CEF	835 796		828 423	
- Pan-European Guarantee Fund	661 563		676 011	
- EU-Africa Infrastructure Trust Fund	382 258		414 850	
- Decentralised Financial Instruments	301 751		216 990	
- Partnership Platform for Funds	218 294		213 415	
- RRF-FI	181 649		90 202	
- Special Section	124 726		128 487	
- ACP TF EC compartment	122 643		0	
- RSFF (incl. RSI)	85 260		101 216	
- ENPI	66 563		78 773	
- Private Finance for Energy Efficiency Instrument	55 885		54 610	
- DCFTA	50 957		51 063	
- NIF Risk Capital Facility	44 061		37 623	
- GF Greece	42 961		42 417	
- AECID	42 015		56 934	
- JESSICA (Holding Funds)	35 123		176 684	
- EFSI-EIAH	28 373		33 339	
- GCFF (Global Concessional Financing Facility Trust Fund)	27 923		0	
- FEMIP Trust Fund	26 341		20 492	
- NIF Trust Fund	23 300		37 721	
- EPTA Trust Fund	17 765		17 340	
- IPA II	16 129		24 333	
- Natural Capital Financing Facility	10 464		10 468	

30 | SEC report as at June 30, 2023

EIB OFF BALANCE SHEET AS AT JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000) (continued)

		30.06.2023 (Unaudited)		31.12.2022
Assets held on behalf of third parties (Continued):				
- EU Support to Boost Africa	6 713		5 789	
- GEF-UNEP	1 432		1 431	
- EU Trade and Competitiveness Program	792		880	
- TARGET	719		0	
- EFSD Guarantee "Access to Finance Initiative"	311		157	
- AIP Zambia	258		298	
- AIP Kulima	239		221	
- EPIC	8		8	
- fi-compass	6		0	
		28 188 371		24 196 944
Other items				
- Nominal value of interest-rate swaps		597 024 741		573 024 821
- Nominal value of currency swap contracts receivable		246 094 276		243 344 964
- Nominal value of currency swap contracts payable		244 911 443		242 236 843
- Nominal value of short-term currency swap contracts receivable		26 457 751		21 411 941
- Nominal value of short-term currency swap contracts payable		26 350 237		21 731 627
- Notional amount of futures contracts		10 845 594		8 804 329
- Put option granted to EIF minority shareholders		461 826		419 763
- Currency swaps launched but not yet settled payable		254 326		0
- Currency swaps launched but not yet settled receivable		254 101		0
- Notional amount of currency forwards		196 023		267 069
- Special deposits for servicing borrowings		24 058		560

SEC report as at **June 30, 2023** | 31

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2023 (Unaudited)		H1 2022 (Unaudited)		YE 2022
1.	**Interest receivable and similar income**		**14 353 179**		**10 521 921**		**18 664 920**
2.	**Interest payable and similar charges**		**- 12 665 701**		**- 9 023 477**		**- 15 687 107**
3.	**Income from securities**						
	a) income from shares and other variable-yield securities	288 029		311 179		623 205	
	b) income from shares in affiliated undertakings	7 824		9 305		9 305	
			295 853		**320 484**		**632 510**
4.	**Commissions receivable**		**162 559**		**193 711**		**451 031**
5.	**Commissions payable**		**- 220 486**		**- 220 870**		**- 437 108**
6.	**Net result on financial operations**		**- 169 475**		**19 121**		**- 43 055**
7.	**Net other operating income and expense**		**7 006**		**5 913**		**16 507**
8.	**General administrative expenses**						
	a) staff costs	- 444 505		- 498 472		- 832 264	
	b) other administrative expenses	- 138 826		- 108 287		- 306 074	
			- 583 331		**- 606 759**		**- 1 138 338**
9.	**Value adjustments in respect of tangible and intangible assets**						
	a) tangible assets	- 12 900		- 12 425		- 32 721	
	b) intangible assets	- 11 789		- 7 646		- 29 656	
			- 24 689		**- 20 071**		**- 62 377**
10.	**Value (re-)adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings**		**23**		**3 363**		**- 1 451**
11.	**Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities**		**- 214 922**		**- 74 045**		**- 29 195**
12.	**Profit for the financial period/year**		**940 016**		**1 119 291**		**2 366 337**

32 | SEC report as at June 30, 2023

 SEC report as at June 30, 2023 | 33  EIB CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)  EIB CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2023 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000) A. Cash flows from operating activities: Profit for the financial period/year Adjustments for: Value (re-}adjustments in respect of loans and advances and provisions for contingent liabilities Value adjustments in respect of tangible and intangible assets, and write -off Value (re-}adjustments in respect of transferable securities held as financial fixed assets, shares, other variable-yield securities and participating interests Net interest income Effect of exchange rate changes Loss on OJ>eratlng activities Disbursements of loans and advances to cred it institutions and customers Repayments of loans and advances to cred it institutions and customers Change in other loans and advances Change in deposit with Central Bank of Luxembourg to cover minimum rese rve requirement Change in treasury operational portfo lios Change in amounts owed to cred it institutions and customers Change in provisions on pension plans and health insurance scheme Change in provision in respect of guarantee operations Change in other assets and other liabilities Change in prepayments and accrued income and in accruals and deferred income Interest rece ived Interest paid Net cash from/(used In) operating activities B. Cash flows from investing activities: Purchase / Subscription of EIF shares Securities in Long-Term HQLA Portfolio purchased during the year Securities from Long-Term HQLA Portfolio matu red or sold during the year Purchase of loan substitutes included in the debt secu rities portfolios Redemption of loan substitutes included in the debt securities portfolios Additions on shares and other variable-yield secu rities Re flows on shares and other variable-yield securities Additions on participating interests Reflows on participating interests Purchase of tangible and intangible assets Net cash from/(used in) investing activities C. Cash flows from financing activities: Issuance of debts evidenced by certificates Redemption of debts evidenced by certificates Member States' contribution Net cash from/(used in) financing activities Summary statement of cash flows: Cash and cash e!lulvalents at the beginning of financial year Net cash from/(used in}: Operating activities Investing activities Financing activities Effect of exchange rate changes on cash held Cash and cash e uivalents at the end of financial Cash and cash equivalents are composed of: Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement Money market securities Loans and advances to credit institutions and customers : Repayable on demand Other loans and advances H1 2023 (Unaudited} 940 016 214 922 24 689 70 016 - 1 687 477 - 38 41 1 • 476 245 - 18 644 378 21 235 481 - 17 360 308 - 23 824 - 8 342 040 - 3 052 491 138 446 3 022 107 320 - 3 369 150 11 159 363 - 30 518 - 1 031 280 9 000 - 1 272 963 2 143 957 967 433 624 934 - 28 782 15 315 50 234 • 588 004 65 726 642 - 53 033 481 159 850 12 853 011 63 536 016 - 28 398 438 - 588 004 12 853 01 1 102 444 47 505 029 14 560 678 581 552 46 362 785 47 505 029 H1 2022 2022 (Unaudited} 1 11 9 291 2 366 337 74 045 29 195 20 071 62 377 - 46 338 - 1 055 - 1 498 445 -2977813 - 51 111 - 171 829 • 382 481i • 692 788 -21 240 762 - 50 141 816 20 903 178 44 748 413 1 757 851 6 721 674 54 218 57 213 14216081 17 555 084 - 8 127 650 - 18 559 687 189 789 207 439 42 215 58 668 23 359 290 634 3 586 395 6 305 595 7 905 554 16 039 887 - 6 999 372 -13 648 305 11928 369 8 360 743 0 0 - 1 205 649 - 1 778 122 345 000 450 000 764 250 - 3 953 827 2 427 559 4 550 236 - 1 369 998 - 2 132 239 1 076 297 1 590 693 35 141 76 231 12 999 39 744 - 27 502 - 81 140 459 315 • 1 390 886 49 551 333 84 649 253 - 52 007 480 - 97 048 909 159 850 319 700 • 2 296 2971 -12 079 956 68 738 510 68 738 510 11 928 369 8 360 743 459 315 - 1 390 886 - 2 296 297 -12 079 956 147 998 - 92 395 78 977 895 63 536 016 664 789 25 389 1 039 552 038 566 573 658 339 77 745 494 62 300 250 78 977 89 • 63 536 016

 34 | SEC report as at June 30, 2023  NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES  NOTE A Basis of presentation  The unaudited condensed financial statements of the European Investment Bank (the “Bank”) as at June 30, 2023 do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2023 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2023.  The audited financial statements as at and for the financial year ended December 31, 2022 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed financial statements as at and for the period ended June 30, 2023 are based on the same principles.  For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank’s annual report for the financial year ended December 31, 2022.  NOTE B  Summary statement of loans (in EUR ‘000)  Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic as well as the context of the military aggression against Ukraine, the Bank currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.  Moreover, in general, the quality of the Bank’s loan portfolio currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

 SEC report as at June 30, 2023 | 35  Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2023 and as at December 31, 2022 as follows:  Value adjustments on loans and advances (in EUR million)  Balance sheet caption  Type of value adjustment  30.06.2023  31.12.2022  Loans and advances to credit institutions  d) value adjustments  Collective  0  0  Specific  3  3  Loans and advances to customers  c) value adjustments  Collective  144  76  Specific  444  312  Total value adjustments  591  391  NOTE C Shares in affiliated undertakings  The European Investment Fund  The capital paid in by the Bank in respect of its subscription of EUR‘000 4,406,000 as at June 30, 2023 (EUR‘000 4,336,000 as at December 31, 2022) to the capital of the European Investment Fund (the “EIF”), with its registered office in Luxembourg, amounted to EUR‘000 1,579,962 as at June 30, 2023 (December 31, 2022: EUR‘000 1,549,444).  As at June 30, 2023, the Bank held 59.78% of the EIF’s subscribed capital (59.40% as at December 31, 2022).  Commitment to purchase the remaining EIF shares at a fixed price  Under the terms of the Replacement Share Purchase Undertaking (‘RSPU’), the Bank was offering to buy the remaining subscribed shares from the EIF’s minority shareholders, other than the ones subscribed by the European Commission (‘EC’), for a price of EUR 596,674,06 per share as at June 30, 2023. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE D Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2023 (UNAUDITED)	AVERAGE RATE (*) 30.06.2023 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2022	AVERAGE RATE (*) 31.12.2022
EUR	259 965 178	1.46	2023/2061	251 275 921	1.29
USD	102 794 039	2.41	2023/2058	100 421 872	2.11
GBP	37 868 220	3.17	2023/2054	37 274 935	2.97
AUD	10 498 256	2.66	2023/2040	10 025 515	2.32
PLN	8 186 897	3.95	2023/2043	6 868 484	4.05
CAD	5 314 258	2.28	2023/2045	5 325 718	2.15
SEK	4 587 692	1.94	2023/2040	5 094 499	1.58
CHF	3 472 272	2.07	2023/2036	3 918 655	1.96
NOK	3 421 907	2.66	2023/2037	4 118 397	2.64
ZAR	1 939 090	8.02	2024/2035	2 138 328	8.00
JPY	1 202 295	2.32	2023/2053	1 374 409	2.27
MXN	1 080 199	6.45	2023/2033	1 219 817	6.00
DKK	782 039	0.96	2024/2031	783 185	0.87
CNY	503 906	2.84	2024/2026	499 851	2.82
NZD	405 980	3.27	2027/2028	550 661	3.21
CZK	339 687	4.49	2023/2034	362 397	4.18
TRY	161 748	9.96	2023/2027	248 852	10.59
RUB	67 537	3.89	2024/2026	85 960	3.89
HUF	57 269	9.06	2024/2025	53 134	9.06
BRL	47 359	9.25	2027/2027	0	-
HKD	35 229	0.53	2025/2025	36 074	0.53
EGP	29 681	14.00	2026/2026	0	-
RON	20 751	2.23	2026/2026	20 810	2.23
TOTAL	**442 781 489**			**431 697 474**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2023 and EUR 500m in 2022). All such borrowings are hedged in full through structured swap operations.

36 | SEC report as at **June 30, 2023**